EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Edward J. Zore, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 2000 to be filed under the Securities Exchange Act of 1934 and to any instrument or document as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 26th day of July, 2000.

                                 /s/ R. QUINTUS ANDERSON            Trustee
                                 -----------------------
                                 R. Quintus Anderson

                                 /s/ EDWARD E. BARR                 Trustee
                                 ----------------------
                                 Edward E. Barr

                                 /s/ GORDON T. BEAHAM, III          Trustee
                                 -------------------------
                                 Gordon T. Beaham, III

                                 /s/ ROBERT C. BUCHANAN             Trustee
                                 ----------------------
                                 Robert C. Buchanan

                                 /s/ GEORGE A. DICKERMAN            Trustee
                                 -----------------------
                                 George A. Dickerman

                                 /s/ PIERRE S. DU PONT              Trustee
                                 ---------------------
                                 Pierre S. du Pont

                                 /s/ JAMES D. ERICSON               Trustee
                                 --------------------
                                 James D. Ericson

                                 /s/ J. E. GALLEGOS                 Trustee
                                 ------------------
                                 J. E. Gallegos

                                 /s/ STEPHEN N. GRAFF               Trustee
                                 --------------------
                                 Stephen N. Graff

                                 /s/ PATRICIA ALBJERG GRAHAM        Trustee
                                 ---------------------------
                                 Patricia Albjerg Graham

                                 /s/ STEPHEN F. KELLER              Trustee
                                 ---------------------
                                 Stephen F. Keller

                                 /s/ BARBARA A. KING                Trustee
                                 -------------------
                                 Barbara A. King

                                 /s/ J. THOMAS LEWIS                Trustee
                                 -----------------------
                                 J. Thomas Lewis

                                 /s/ DANIEL F. McKEITHAN, JR.       Trustee
                                 ----------------------------
                                 Daniel F. McKeithan, Jr.

                                 /s/ GUY A. OSBORN                  Trustee
                                 -----------------
                                 Guy A. Osborn

                                                                    Trustee
                                 -----------------------
                                 Timothy D. Proctor

                                 /s/ H. MASON SIZEMORE, JR.         Trustee
                                 --------------------------
                                 H. Mason Sizemore, Jr.


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                                 /s/ HAROLD B. SMITH                     Trustee
                                 -------------------
                                 Harold B. Smith

                                 /s/ SHERWOOD H. SMITH, JR.              Trustee
                                 --------------------------
                                 Sherwood H. Smith, Jr.

                                 /s/ PETER M. SOMMERHAUSER               Trustee
                                 -------------------------
                                 Peter M. Sommerhauser

                                 /s/ JOHN E. STEURI                      Trustee
                                 ------------------
                                 John E. Steuri

                                 /s/ JOHN J. STOLLENWERK                 Trustee
                                 -----------------------
                                 John J. Stollenwerk

                                 /s/ BARRY L. WILLIAMS                   Trustee
                                 ---------------------
                                 Barry L. Williams

                                 /s/ KATHRYN D. WRISTON                  Trustee
                                 ----------------------
                                 Kathryn D. Wriston

                                 /s/ EDWARD J. ZORE                      Trustee
                                 ------------------
                                 Edward J. Zore


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